UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2021 (March 23, 2021)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23247	82-235867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 North Clark Street, Suite 2430, Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (312) 374-6930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	XFLT	New York Stock Exchange
6.50% Series 2026 Term Preferred Shares (Liquidation Preference $25.00)	XFLTPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 23, 2021, XAI Octagon Floating Rate & Alternative Income Term Trust (NYSE: XFLT) (the “Trust”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Trust, XA Investments LLC, Octagon Credit Investors, LLC, and Ladenburg Thalmann & Co. Inc. (the “Representative”), as representative of the underwriters named in Schedule A thereto, in connection with the issuance and sale of 1,040,000 shares of the Trust's 6.50% Series 2026 Term Preferred Shares, par value $0.01 per share (the “Preferred Shares”) at a price to the public of $25.00 per Common Share (the “Offering”). In addition, the Trust has granted the underwriters a 30-day option to purchase up to 156,000 additional Preferred Shares to cover over-allotments, if any.

The Offering has been made pursuant a prospectus supplement, dated March 24, 2021 and the accompanying prospectus, dated February 2, 2021, each of which constitute part of the Trust’s effective shelf registration statement on Form N-2 (File No. 333-251542) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference.

In connection with the offering of the Preferred Shares, on March 16, 2021, the Trust amended its Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”) with ALPS Fund Services, Inc. and its Transfer Agency Agreement (the “Transfer Agency Agreement”) with DST Systems, Inc. to provide services with respect to the Preferred Shares.

The foregoing description is only a summary of the amendments to the Administration Agreement and the Transfer Agency Agreement and is qualified in its entirety by reference to the text of the amendment to the Administration Agreement filed with this report as Exhibit 10.1 and incorporated herein by reference and the amendment to the Transfer Agency Agreement filed with this report as Exhibit 10.2 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2021, the Trust adopted a Statement of Preferences of Term Preferred Shares (the “Statement of Preferences”) establishing and fixing the rights and preferences of the Preferred Shares. The Statement of Preferences authorized 1,196,000 Preferred Shares, liquidation preference $25.00 per share. A copy of the Statement of Preferences is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 8.01.	Other Events

On March 24, 2021, the Trust conducted the Offering pursuant to the Trust’s Registration Statement. A copy of the opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the Preferred Shares is filed as Exhibit 5.1 to this report.

The Trust incorporates by reference the exhibits filed herewith into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated March 23, 2021, by and among XAI Octagon Floating Rate & Alternative Income Term Trust, XA Investments LLC, Octagon Credit Investors, LLC and Ladenburg Thalmann & Co. Inc., as representative of the underwriters named in Schedule A thereto

3.1	Statement of Preferences of Term Preferred Shares

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

10.1	Amendment No. 3 to the Administration, Bookkeeping and Pricing Services Agreement, dated March 16, 2021, between XAI Octagon Floating Rate & Alternative Income Term Trust and ALPS Fund Services, Inc.

10.2	Amendment No. 1 to the Transfer Agency Agreement, dated March 16, 2021, between XAI Octagon Floating Rate & Alternative Income Term Trust and DST Systems, Inc.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

Date: March 25, 2021	By:	/s/ Benjamin D. McCulloch
	Name:	Benjamin D. McCulloch
	Title:	Secretary and Chief Legal Officer